SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

PURSUANT TO SECTION 12(B) OR (G) OF THE

SECURITIES EXCHANGE ACT OF 1934

VANGUARD WHITEHALL FUNDS

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

STATE OF DELAWARE                                                                SEE BELOW

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(STATE OF INCORPORATION OF ORGANIZATION)      (IRS EMPLOYER

                                                                                                    IDENTIFICATION NO.)

C/O         VANGUARD WHITEHALL FUNDS

               P.O. BOX 2600                                                                      19482

               VALLEY FORGE, PA                                                     (ZIP CODE)

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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

     Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class to be registered:                                    Exchange               I.R.S. Employer

                                                                                                                          Identification Number

Vanguard Emerging Markets Government Bond ETF      NASDAQ              45-3708193

     If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [X]

     If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [ ]

     Securities Act registration statement file number to which this form relates: 033-64845

     Securities to be registered pursuant to Section 12(g) of the Act: None

ITEM 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

     Reference is made to the Trust’s Registration Statement on Form N-1A  (Securities Act file number 033-64845 and Investment  Company  Act  file  number  811-07443, respectively (collectively,  the "Registration Statement")), which is incorporated herein by reference.

ITEM 2. EXHIBITS

1.      Registrant's Agreement and Declaration of Trust, incorporated herein by reference to Exhibit (a) to the Registration Statement filed on May 14, 2013.

2.   Registrant's By-Laws, incorporated herein by reference to Exhibit (b) to the Registration Statement filed on February 23, 2009.

3.   Form of Global Certificate for the Registrant's Securities is filed herewith.

SIGNATURES

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                                             VANGUARD WHITEHALL FUNDS

DATE: April 10, 2013                         By:   /s/ Natalie Bej

                                                              ___________________________

                                                             Natalie Bej

                                                             Assistant Secretary